Exhibit 99.1

Orion Group Holdings Appoints Mark A. Handley to Board of Directors

HOUSTON, November 11, 2026 (GLOBE NEWSWIRE) -- Orion Group Holdings, Inc. (NYSE: ORN; NYSE TX: ORN) (“Orion” or the “Company”), a leading specialty construction company, today announced the appointment of United States Navy Rear Admiral (Ret.) Mark A. Handley to its Board of Directors effective November 11, 2026.

Mr. Handley brings a track record of driving growth, backed by extensive experience in delivery of large-scale infrastructure, government procurement, risk management, and strategic corporate governance. His background includes senior leadership roles at AECOM (NYSE: ACM) and 32 years in the U.S. Navy Civil Engineer Corps.

“We are pleased to welcome Mark to our Board,” said Austin Shanfelter, Chairman of the Board of Orion. “Mark’s deep understanding of how Naval and federal customers plan, prioritize and deliver projects, combined with his strength in setting and executing strategy in a global Fortune 500 company are invaluable as we pursue the significant marine opportunities ahead and create value for our shareholders. As a retired Naval officer, it is especially fitting to welcome Mark on Veterans Day.”

Mr. Handley commented, “Having spent my career building and maintaining the critical infrastructure our Naval forces depend on, I have great respect for the important work Orion does. I am excited to join the Board and look forward to contributing to the Company’s continued success.”

Mr. Handley is 67 years of age and has more than 40 years of leadership experience in military and private-sector infrastructure. He held various senior leadership roles at AECOM. As Senior Vice President, Strategy and Growth Leader of Federal Programs, Mr. Handley led strategy for the federal business that delivered consistent year-over-year double-digit growth and supported over $1.5 billion of architecture, engineering, and construction contracts annually.

Over the course of a 32-year career in the Navy, Mr. Handley’s leadership assignments included Commander of the First Naval Construction Division (Seabees), leading 16,500 personnel executing global construction; Director of Shore Readiness for the Office of the Chief of Naval Operations, overseeing $9 billion in annual infrastructure expenditures; Resident Officer in Charge of Construction Mid-Pacific in Pearl Harbor, HI; and Commanding Officer of NAVFAC Mid-Atlantic in Norfolk, VA.

Mr. Handley serves on the board of two leading private infrastructure and construction firms, advising on Audit, Finance, Ethics, and Governance committees. He also serves as First Vice Chair of the National Academy of Construction and as Governance Chair for the Society of American Military Engineers (SAME) Foundation. He previously served as National President of SAME.

Mr. Handley holds a Bachelor of Mechanical Engineering degree from Villanova University, a Master of Science in Engineering degree specializing in Construction Management from Stanford University and completed the Executive Management Program at the University of Michigan Ross School of Business.

The appointment of Mr. Handley to the Board of Directors is effective November 11, 2026, and he will be eligible for election at the 2027 annual general meeting of stockholders. With the appointment of Mr. Handley, the Orion Board of Directors will expand to seven Directors.

Orion’s Commitment to Veterans

This appointment coincides with Veterans Day and reflects Orion’s broader commitment to those who have served. Through Task Force Vets, a group of Orion leaders focused on veteran recruitment and outreach, and our VALOR veteran employee resource group, Orion helps veterans transition into civilian careers and grow within Orion. Orion also partners with the Department of Veterans Affairs, the Department of War, and military career fairs to connect veterans with opportunities across Orion. Today, veterans contribute at every level of Orion, from field operations and project management to senior leadership, including United States Navy Captain (Ret.) James “Gordie” Meyer who last served as Vice Commander NAVFAC Pacific and currently serves as our Vice President, Hawaii Pacific Operations based in Honolulu, HI, and United States Navy Captain (Ret.) Lance Flood who last served as Chief of Staff for the Navy Expeditionary Combat Command and currently serves as our Director of Atlantic and Federal Programs based in Norfolk, VA.

About Orion Group Holdings

Orion Group Holdings, Inc., a leading specialty construction company serving the infrastructure, industrial and building sectors, provides services both on and off the water in the continental United States, Alaska, Hawaii, Canada and the Caribbean Basin through its marine segment and its concrete segment. The Company's marine segment provides construction and dredging services relating to marine transportation facility construction, marine pipeline construction, marine environmental structures, dredging of waterways, channels and ports, environmental dredging, design, and specialty services. Its concrete segment provides turnkey concrete construction services including place and finish, site prep, layout, forming, and rebar placement for large commercial, structural and other associated business areas. The Company is headquartered in Houston, Texas with regional offices throughout its operating areas. https://www.oriongroupholdingsinc.com.

Forward-Looking Statements

The matters discussed in this press release may constitute or include projections or other forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, of which provisions the Company is availing itself. Certain forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative thereof or other comparable terminology, or by discussions of strategy, plans, objectives, intentions, estimates, forecasts, guidance, outlook, assumptions, or goals. In particular, statements regarding our pipeline of opportunities, achievement of strategic priorities, position for growth, financial guidance and future operations or results, including those set forth in this press release, and any other statement, express or implied, concerning financial guidance or future operating results or the future generation of or ability to generate revenues, income, net income, gross profit, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, or cash flow, including to service debt or maintain compliance with debt covenants, and including any estimates, guidance, forecasts or assumptions regarding future revenues or revenue growth, are forward-looking statements. Forward-looking statements also include project award announcements, estimated project start dates, ramp-up of contract activity and exercise of contract options, which may or may not be awarded in the future. Forward-looking statements involve risks, including those associated with the Company's fixed price contracts that impact profits, unforeseen productivity delays that may alter the final profitability of the contract, cancellation of the contract by the customer for unforeseen reasons, delays or decreases in funding by the customer, levels and predictability of government funding or other governmental budgetary constraints, and any potential contract options that may or may not be awarded in the future, and are at the sole discretion of award by the customer, integration risk, availability of liquidity, labor availability, labor-cost inflation, subcontractor performance, equipment availability, and supply-chain disruptions. Past performance is not necessarily an indicator of future results. Considering these and other uncertainties, the inclusion of forward-looking statements in this press release should not be regarded as a representation by the Company that the Company's plans, estimates, forecasts, goals, intentions, or objectives will be achieved or realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update information contained in this press release whether as a result of new developments or otherwise, except as required by law.

Please refer to the Company's 2025 Annual Report on Form 10-K, filed on March 4, 2026, which is available on its website at www.oriongroupholdingsinc.com or at the SEC's website at www.sec.gov, and filings and press releases subsequent to such Annual Report on Form 10-K for additional and more detailed discussion of risk factors that could cause actual results to differ materially from our current expectations, estimates or forecasts.

Contact:

Margaret Boyce

Orion Group Holdings, Inc.

Mboyce@orn.net

346-278-3762

Source: Orion Group Holdings, Inc.